Exhibit 99.1

Press Release	Investor Contact: Will Gabrielski Senior Vice President, Investor Relations 213.593.8208 William.Gabrielski@aecom.com	Media Contact: Brendan Ranson-Walsh Vice President, Global Communications & Corporate Responsibility 213.996.2367 Brendan.Ranson-Walsh@aecom.com

AECOM announces early settlement of cash tender offer for 5.875% senior notes due 2024 and entry into incremental senior secured term loan credit facility

LOS ANGELES (April 13, 2021) — AECOM (NYSE: ACM) (“we,” “us,” “our” or the “Company”), the world’s premier infrastructure consulting firm, today announced that in connection with its previously announced tender offer (the “Tender Offer”) to purchase for cash up to $700,000,000 aggregate purchase price (not including any accrued and unpaid interest) of its outstanding 5.875% Senior Notes due 2024 (the “Notes”), the Company has accepted and purchased $607,940,000 aggregate principal amount of the Notes that were validly tendered and not validly withdrawn on or prior to 5:00 p.m. New York City time on April 6, 2021 (the “Early Tender Deadline”). Registered holders (“Holders”) of Notes that were validly tendered and not validly withdrawn on or prior to the Early Tender Deadline received the total consideration of $1,146.25 per $1,000 principal amount of Notes tendered and accepted for purchase, plus accrued and unpaid interest from the last date on which interest had been paid to, but excluding, April 13, 2021.

The aggregate purchase price paid by the Company was $696,851,225 (the “Purchase Price”), plus accrued and unpaid interest. The amounts paid were funded using the proceeds from the Company’s Term B Facility (as defined below) and cash on hand.

The Company also announced that it has executed an amendment to its existing senior secured credit facilities, pursuant to which it has incurred an incremental senior secured term loan B credit facility (the “Term B Facility”) in an aggregate principal amount of $700,000,000. The proceeds of the Term B Facility were used to fund a portion of the Purchase Price on April 13, 2021 and fees and expenses in connection therewith.

The terms and conditions of the Tender Offer and the Consent Solicitation are described in an Offer to Purchase and Consent Solicitation Statement, dated March 24, 2021 (as amended, the “Offer to Purchase and Consent Solicitation Statement”).

The Tender Offer and the Consent Solicitation will expire immediately after 11:59 p.m., New York City time, on April 23, 2021, unless extended or earlier terminated by the Company (the “Expiration Time”). Holders of Notes that are validly tendered after the Early Tender Deadline and on or prior to the Expiration Time and accepted for purchase by the Company pursuant to the Tender Offer will receive the tender offer consideration of $1,116.25 per $1,000 principal amount of Notes tendered and accepted for purchase, plus accrued and unpaid interest from the last date on which interest had been paid to, but excluding, the final settlement date.

Notes tendered in the Tender Offer may no longer be withdrawn, except in certain limited circumstances where additional withdrawal or revocation rights are required by law.

As previously announced, in connection with the Consent Solicitation (as defined in the Offer to Purchase and Consent Solicitation Statement), after receipt of at least a majority of the principal amount of the Notes on April 6, 2021, the Company and U.S. Bank National Association, as trustee (the “Trustee”), executed a supplemental indenture (the “Supplemental Indenture”) to the indenture governing the Notes (the “Indenture”) giving effect to certain proposed amendments to the Indenture. Subject to the terms of the Offer to Purchase and Consent Solicitation Statement, the Supplemental Indenture became effective upon execution by the Company and the Trustee, and became operative upon the Company accepting and making payment for all Notes that were validly tendered and not validly withdrawn on or prior to the Early Tender Deadline.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

BofA Securities is the dealer manager (the “Dealer Manager”) in the Tender Offer and the Consent Solicitation. D.F. King & Co., Inc. has been retained to serve as the tender and information agent (the “Tender and Information Agent”) for the Tender Offer and the Consent Solicitation. Questions regarding the Tender Offer and the Consent Solicitation should be directed to BofA Securities at (980) 388-3646 (all call) or debt_advisory@bofa.com. Requests for copies of the Offer to Purchase and Consent Solicitation Statement and other related materials should be directed to D.F. King & Co., Inc. at (800) 290-6426 (all call), (212) 232-3233 (Banks and Brokers) or at aecom@dfking.com.

None of the Company, its board of directors, the Dealer Manager, the Tender and Information Agent, the Trustee under the Indenture, the Depository Trust Company nor any of their respective affiliates, makes any recommendation as to whether any Holder should tender or deliver, or refrain from tendering or delivering, any or all of such Holder’s Notes or the Consents (as defined in the Offer to Purchase and Consent Solicitation Statement), and none of the Company nor any of its affiliates has authorized any person to make any such recommendation. The Tender Offer and the Consent Solicitation are made only by the Offer to Purchase and Consent Solicitation Statement. The Tender Offer and the Consent Solicitation are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Tender Offer and the Consent Solicitation to be made by a licensed broker or dealer, the Tender Offer and the Consent Solicitation will be deemed to be made on behalf of the Company by the Dealer Manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

About AECOM

AECOM (NYSE: ACM) is the world’s premier infrastructure consulting firm, delivering professional services throughout the project lifecycle – from planning, design and engineering to program and construction management. On projects spanning transportation, buildings, water, energy and the environment, our public- and private-sector clients trust us to solve their most complex challenges. Our teams are driven by a common purpose to deliver a better world through our unrivaled technical expertise and innovation, a culture of equity, diversity and inclusion, and a commitment to environmental, social and governance priorities. AECOM is a Fortune 500 firm and its Professional Services business had revenue of $13.2 billion in fiscal year 2020.

Forward-Looking Statements

All statements in this communication other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any statements of the plans, strategies and objectives for future operations, profitability, strategic value creation, coronavirus impacts, risk profile and investment strategies, and any statements regarding future economic conditions or performance, and the expected financial and operational results of AECOM. Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, but are not limited to, the following: our business is cyclical and vulnerable to economic downturns and client spending reductions; impacts caused by the coronavirus and the related economic instability and market volatility, including the reaction of governments to the coronavirus, including any prolonged period of travel, commercial or other similar restrictions, the delay in commencement, or temporary or permanent halting of construction, infrastructure or other projects, requirements that we remove our employees or personnel from the field for their protection, and delays or reductions in planned initiatives by our governmental or commercial clients or potential clients; losses under fixed-price contracts; limited control over operations run through our joint venture entities; liability for misconduct by our employees or consultants; failure to comply with laws or regulations applicable to our business; maintaining adequate surety and financial capacity; high leverage and potential inability to service our debt and guarantees; exposure to Brexit; exposure to political and economic risks in different countries; currency exchange rate fluctuations; retaining and recruiting key technical and management personnel; legal claims; inadequate insurance coverage; environmental law compliance and adequate nuclear indemnification; unexpected adjustments and cancellations related to our backlog; partners and third parties who may fail to satisfy their legal obligations; AECOM Capital real estate development projects; managing pension costs; cybersecurity issues, IT outages and data privacy; risks associated with the benefits and costs of the Power transaction and other recent acquisitions and divestitures, including the risk that the expected benefits of such transactions or any contingent purchase price will not be realized within the expected time frame, in full or at all; the risk that costs of restructuring transactions and other costs incurred in connection with recent acquisitions and divestitures will exceed our estimates or otherwise adversely affect our business or operations; as well as other additional risks and factors that could cause actual results to differ materially from our forward-looking statements set forth in our reports filed with the Securities and Exchange Commission. Any forward-looking statements are made as of the date hereof. We do not intend, and undertake no obligation, to update any forward-looking statement.

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